UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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TSR, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TSR, Inc.

400 OSER AVENUE

HAUPPAUGE, NY 11788

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on December 10, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of TSR, Inc. (the "Company"), a Delaware corporation, will be held at the offices of the Company at 400 Oser Avenue, Suite 150, Hauppauge, New York 11788, on December 10, 2014 at 9:00 a.m. local time, to consider and act upon the following matters:

1.	To elect two (2) Class II Directors.
2.	To ratify the appointment by the Audit Committee of the Board of Directors and the Board of Directors of CohnReznick LLP as the independent registered public accountants of the Company to audit and report on its consolidated financial statements for the fiscal year ending May 31, 2015.
3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Stockholders of record at the close of business on October 30, 2014 will be entitled to vote at the Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder of the Company, for any purpose germane to the Annual Meeting, during ordinary business hours at the offices of the Company for the ten-day period prior to the date of the Annual Meeting.

By Order of the Board of Directors,

John G. Sharkey, Secretary

Hauppauge, New York

November 3, 2014

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE SO THAT YOUR SHARES ARE REPRESENTED. NO POSTAGE IS NEEDED IF THE PROXY IS MAILED WITHIN THE UNITED STATES.

TSR, Inc.

400 Oser Avenue

Hauppauge, NY 11788

ANNUAL MEETING OF STOCKHOLDERS

to be held on December 10, 2014

PROXY STATEMENT

The accompanying form of proxy is solicited on behalf of the Board of Directors of TSR, Inc. (the “Company”) for use at the Annual Meeting of the Stockholders of the Company (the “Annual Meeting”) to be held at the offices of the Company at 400 Oser Avenue, Suite 150, Hauppauge, New York 11788, on December 10, 2014 at 9:00 a.m. or at any adjournment thereof. The solicitation of proxies will be made by the Board of Directors of the Company by mail and the cost will be borne by the Company.

Proxies in the accompanying form which are properly executed and duly returned to the Company and not revoked will be voted as specified and, if no direction is made, will be voted (i) in favor of the election of the candidates for director under Proposal 1, and (ii) in favor of the ratification of CohnReznick LLP as the Company’s independent registered public accountants under Proposal 2. Each of the proposals is set forth in the accompanying Notice of Annual Meeting of Stockholders. Each proxy granted is revocable and may be revoked at any time prior to its exercise by advising the Company in writing of its revocation. In addition, a Stockholder who attends the Annual Meeting in person may, if the Stockholder wishes, vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.

This Proxy Statement, the enclosed form of proxy and the Company's Annual Report for the fiscal year ended May 31, 2014 were first mailed on or about November 3, 2014 to holders of record of shares of the Company’s common stock, par value $.01 per share (“Common Stock”), as of October 30, 2014. Only Stockholders of record at the close of business on October 30, 2014 are entitled to vote at the Annual Meeting.

The presence of a majority of the issued and outstanding shares of Common Stock entitled to vote constitutes a quorum at the Annual Meeting. Shares of Common Stock represented in person or by proxy at the Annual Meeting (including shares that abstain or do not vote with respect to one or more of the matters presented at the Annual Meeting) will be tabulated by the inspector of election appointed for the Annual Meeting whose tabulation will determine whether or not a quorum is present. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum with respect to any matter, but will not be counted as votes in favor of such matter. If a broker holding stock in "street name" indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a matter, those shares will not be considered as present and entitled to vote with respect to that matter. Accordingly, a "broker non-vote" on a matter will have no effect on the voting.

Each share of Common Stock is entitled to one vote on each matter. Candidates for election as members of the Board of Directors under Proposal 1 who receive the highest number of votes, up to the number of directors to be chosen, shall stand elected; an absolute majority of the votes cast is not a prerequisite to the election of any candidate to the Board of Directors. A majority of the votes cast at the Annual Meeting is required to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accountants under Proposal 2. Accordingly, abstentions have no effect on the outcome of any of the Proposals subject to approval by the Stockholders.

Directions to attend the Annual Meeting where you may vote in person can be found on the “Contact Us” section of our website at www.tsrconsulting.com.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholders Meeting to be held on December 10, 2014

This Proxy Statement, a copy of the form of proxy and the Company’s Annual Report for the fiscal year ended May 31, 2014 are available on the Investor Relations page of our website at www.tsrconsulting.com.

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Security Ownership of Certain Beneficial Owners and Management

The outstanding voting stock of the Company as of September 12, 2014 consisted of 1,960,062 shares of Common Stock. The table below sets forth the beneficial ownership of the Common Stock of the Company’s directors, executive officers and persons known to the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock as of September 12, 2014:

	Beneficial Ownership of Common Stock
Name of Beneficial Owner – Directors, Officers and 5% Stockholders	No. of Shares (1)	Percent of Class
Robert A. Esernio (2)(3)	-	-
James J. Hill (2)(3)	-	-
Christopher Hughes (2)(3)(4)(5)	11,842	0.6%
Joseph F. Hughes (2)(3)(6)(7)	919,633	46.9%
Raymond A. Roel (2)(3)	-	-
John G. Sharkey (2)(8)	6,750	0.3%
Dimensional Fund Advisors LP (9)	99,667	5.1%
Zeff Capital, LP (10)	158,965	8.1%
All Directors and Executive Officers as a Group (6 persons) (7)	927,093	47.3%

(1)	In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Company’s Common Stock if such person has voting or investment power with respect to such shares. This includes shares of Common Stock (a) subject to options exercisable within sixty (60) days, and (b) (1) owned by a person’s spouse, (2) owned by other immediate family members who share a household with such person, or (3) held in trust or held in retirement accounts or funds for the benefit of the such person, over which shares the person named in the table may possess voting and/or investment power. Unless otherwise stated herein, each beneficial owner has sole voting power and sole investment power.

(2)	This executive officer and/or director maintains a mailing address at 400 Oser Avenue, Suite 150, Hauppauge, New York 11788.

(3)	Such person currently serves as a director of the Company.

(4)	Includes 11,132 of the 875,151 shares held by JW Hughes Family LLC, in which each of Mr. Christopher Hughes and his wife owns an interest. Mr. Hughes disclaims any beneficial ownership of the shares held by the JW Hughes Family LLC except to the extent of his interest therein.

(5)	Mr. Christopher Hughes serves as the Senior Vice President of the Company.

(6)	Mr. Joseph F. Hughes serves as the Chairman, President, Chief Executive Officer and Treasurer of the Company.

(7)	875,151 of the shares listed as beneficially owned by Mr. Hughes are held by JW Hughes Family LLC of which Mr. Hughes is the manager. The shares owned by JW Hughes Family LLC include 106,834 shares of Common Stock in which his wife owns the pecuniary interest and 55,660 shares of Common Stock in which other family members hold the pecuniary interest. Mr. Hughes disclaims beneficial ownership of the shares owned by JW Hughes Family LLC, except to the extent of his pecuniary interest. The shares listed as beneficially owned by Mr. Hughes also include 800 shares held of record by his wife, as to which Mr. Hughes disclaims beneficial ownership.

(8)	Mr. John G. Sharkey serves as the Vice President, Finance, Controller and Secretary of the Company.

(9)	Based on a Schedule 13G filed by Dimensional Fund Advisors LP with the Securities and Exchange Commission on February 10, 2014. Dimensional Fund Advisors LP maintains a mailing address at Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

(10)	Based on a Schedule 13G filed by Zeff Capital, LP with the Securities and Exchange Commission on January 28, 2014, which was also filed on behalf of Zeff Holding Company, LLC and Daniel Zeff. Zeff Capital, LP, Zeff Holding Company, LLC and Daniel Zeff maintain a mailing address at 1875 Century Park E, Suite 700, Los Angeles, California 90067.

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PROPOSAL 1 - ELECTION OF DIRECTORS

At the Annual Meeting, two (2) Class II Directors will each be elected for a three year term expiring at the Company’s 2017 Annual Meeting or until his successor has been elected and qualified.

If a nominee listed below is unavailable for election at the date of the Annual Meeting, the shares represented by the proxy will be voted for such nominee as the person or persons designated to vote shall, in their judgment, designate. Management at this time has no reason to believe that the nominees will not be available or will not serve if elected.

Set forth below is certain information with respect to the nominees, as of September 12, 2014.

Name of Director and Nominee for Election	Age	Nominee for Class of Director	Nominee for Term Expiring
James J. Hill	81	Class II	2017
Christopher Hughes	53	Class II	2017

Mr. James J. Hill has served as a director of the Company since December 1989. His current term as a director expires at the 2014 annual meeting of stockholders. In 1998, Mr. Hill retired from MRA Publications, Inc., a medical publishing business for which he had been Executive Vice President of Sales and Marketing since 1979. Mr. Hill received a Bachelor of Science Degree in Business Administration from the University of Arizona in 1958 and a Bachelor of Foreign Trade Degree from the American Institute of Foreign Trade in Arizona in 1959. Mr. Hill’s experience in business and knowledge of the Company derived from his long service as a director of the Company make him well qualified to serve as a member of the Company’s Board of Directors.

Mr. Christopher Hughes has served as the Senior Vice President of the Company since 2007 and as a director of the Company since January 2005. His current term as a director expires at the 2014 annual meeting of stockholders, and his term as the Senior Vice President of the Company expires at such time as his successor is duly appointed and qualifies. Mr. Hughes served a previous term as a director of the Company from April 2000 until September 2004 and as the Vice President, Sales of TSR Consulting Services, Inc., the Company’s computer programming services subsidiary, from 1991 through 2006. In 2007 Mr. Hughes was appointed Senior Vice President of the Company and President of TSR Consulting Services, Inc. Mr. Hughes is a 1984 graduate of St. Bonaventure University and is the son of Mr. Joseph F. Hughes. We believe that Mr. Hughes’ long experience with Company and knowledge of the contract computer programming industry make him well qualified to serve as a member of the Company’s Board of Directors.

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Directors and Executive Officers of the Company

The following table sets forth certain information concerning the executive officers and directors of the Company:

Name	Age	Position	Year First Officer or Director
Joseph F. Hughes	83	Chairman of the Board, Chief Executive Officer, President, Treasurer and Director	1969
John G. Sharkey	55	Vice President, Finance, Controller and Secretary	1990
James J. Hill (1)(2)(3)	81	Director	1989
Robert A. Esernio (1)(2)(3)(4)	85	Director	2001
Christopher Hughes	53	Senior Vice President, President, TSR Consulting Services, Inc. and Director	2000
Raymond A. Roel (1)(2)(3)(5)	58	Director	2005

(1)	Member of the Compensation Committee of the Board of Directors.

(2)	Member of the Audit Committee of the Board of Directors.

(3)	Member of the Nominating Committee of the Board of Directors.

(4)	Mr. Esernio is Chairman of the Audit and Nominating Committees.

(5)	Mr. Roel is Chairman of the Compensation Committee.

Corporate Governance Matters

The Company maintains the following committees of the Board of Directors: the Compensation Committee, the Nominating Committee and the Audit Committee.

James J. Hill, Robert A. Esernio and Raymond A. Roel are independent members of the Board of Directors under the rules of the NASDAQ Capital Market. In addition, each member of each committee of the Board of Directors meets the definition of “independence” under the rules of the NASDAQ Capital Market. The Board of Directors also has determined that Robert A. Esernio, the Chair of the Audit Committee, meets the requirements of an “audit committee financial expert” as such term is defined in applicable regulations of the Securities and Exchange Commission.

During the fiscal year ended May 31, 2014, the Board of Directors held six meetings; the Audit Committee held five meetings; the Compensation Committee held one meeting; and the Nominating Committee held one meeting. During such fiscal year, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of all committees of the Board of which he was a member. The Company does not have a formal policy regarding attendance of directors at the Annual Meetings of Stockholders, but the Company encourages all directors to attend. All of the directors attended the 2013 Annual Meeting of Stockholders.

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The Audit Committee

The Audit Committee’s current members are Robert A. Esernio (Chairman), James J. Hill and Raymond A. Roel. Each of the members of the Audit Committee is an independent director under the rules of the NASDAQ Capital Market. The Audit Committee’s primary functions are to assist the Board in monitoring the integrity of the Company’s financial statements and systems of internal control. The Audit Committee has direct responsibility for the appointment, independence and performance of the Company’s independent auditors. The Audit Committee is responsible for pre-approving any engagements of the Company’s independent auditors. The Audit Committee operates under a written charter approved by the Board on September 16, 2004, and amended as of October 10, 2008. A copy of this audit committee charter is available to security holders on the Investor Relations page of the Company’s website at www.tsrconsulting.com.

The Compensation Committee

The Compensation Committee’s current members are Raymond A. Roel (Chairman), Robert A. Esernio and James J. Hill. Each of the members of the Compensation Committee is an independent director under the rules of the NASDAQ Capital Market. The Compensation Committee assesses the structure of the Company’s management team and the overall performance of the Company.  It oversees executive compensation by approving salary increases and other compensation to executive officers.  The Board has adopted a written charter for the Compensation Committee, a copy of which is available on the Investor Relations page of the Company’s website at www.tsrconsulting.com.  Under its charter, the committee has authority to retain and approve the fees of independent compensation consultants or other advisors.

The Nominating Committee

The Nominating Committee’s current members are Robert A. Esernio (Chairman), James J. Hill and Raymond A. Roel. Each of the members of the Nominating Committee is an independent director under the rules of the NASDAQ Capital Market. A copy of the Nominating Committee Charter is available to security holders on the Investor Relations page of the Company’s website at www.tsrconsulting.com. The Nominating Committee determines the criteria for nominating new directors, recommends to the Board of Directors candidates for nomination to the Board of Directors and oversees the evaluation of the Board of Directors. The Nominating Committee’s process to identify and evaluate candidates for nomination to the Board of Directors includes consideration of candidates for nomination to the Board of Directors recommended by stockholders. Such stockholder recommendations must be delivered to the Corporate Secretary of the Company, together with the information required to be filed in a Proxy Statement with the Securities and Exchange Commission regarding director nominees and each such nominee must consent to serve as a director if elected, no later than the deadline for submission of stockholder proposals as set forth in our Bylaws and under the section of this Proxy Statement entitled “Stockholder Nominations.” In considering and evaluating such stockholder proposals that have been properly submitted, the Nominating Committee will apply substantially the same criteria that the Nominating Committee believes must be met by a Nominating Committee-recommended nominee as described below. To date, the Company has not received any recommendations from stockholders requesting that the Nominating Committee consider a candidate for inclusion among the Nominating Committee’s slate of nominees in this proxy statement.

In addition, certain identification and disclosure rules apply to director candidate proposals submitted to the Nominating Committee by any single stockholder or group of stockholders that has beneficially owned more than five percent of the Common Stock for at least one year (a “Qualified Stockholder Proposal”). If the Nominating Committee receives a Qualified Stockholder Proposal that satisfies the necessary notice, information and consent provision referenced above, the Proxy Statement will identify the candidate and the stockholder (or stockholder group) that recommended the candidate and disclose whether the Nominating Committee chose to nominate the candidate. However, no such identification or disclosure will be made without the written consent of both the stockholder (or stockholder group) and the candidate to be so identified. The procedures described in this paragraph are meant to establish additional requirements and are not meant to replace or limit stockholders’ general nomination rights in any way.

In evaluating director nominees, the Nominating Committee currently considers the following factors:

•	the Company’s needs with respect to the particular talents and experience of our directors;
•	the knowledge, skills and experience of nominees, including experience in business or finance, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

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•	familiarity with the Company’s business and businesses similar or analogous to that of the Company;
•	experience with accounting rules and practices and corporate governance principles; and
•	such other factors as the Nominating Committee deems are in the best interests of the Company and the best interests of the Company’s stockholders.

Qualified candidates for membership on the Board will be considered without a particular focus on the diversity of the Board’s membership, and without regard to race, color, creed, religion, national origin, age, gender, sexual orientation or disability.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. If any member of the Board does not wish to continue in service or if the Nominating Committee or the Board of Directors decides not to re-nominate a member for re-election, the Nominating Committee identifies the desired skills and experience of a new nominee, and discusses with the Board of Directors suggestions as to individuals who meet the criteria.

Board Leadership Structure

Mr. Joseph Hughes serves as both the Company’s Chief Executive Officer and Chairman of the Board of Directors. Mr. Joseph Hughes has served in this capacity since the Company’s formation in 1969. The Company does not presently have a lead independent director. In view of the small size of the Company and Mr. Hughes’ traditional role as both Chief Executive Officer and Chairman of the Board of Directors, the Board of Directors believes that this is the most appropriate governance structure for the Company. With over 40 years of experience as Chief Executive Officer of the Company, Mr. Hughes has a breadth of unique and specialized knowledge about the Company’s business operations. Mr. Hughes solicits input from the Company’s Board of Directors regarding the board agenda and processes.

The Board of Directors’ Audit Committee, of which Robert Esernio acts as Chairman and which consists entirely of independent directors, acts independently of the Chairman of the Board and exercises an oversight role in this capacity. The non-management directors, each of whom is an independent director under the rules of the NASDAQ Capital Market, also meet regularly in executive session without any members of management present, with Mr. Esernio presiding over such sessions.

The Company believes the role of management is to identify and manage risks confronting the Company. The Board of Directors plays an integral part in the Company’s risk oversight, particularly in reviewing the processes used by management to identify and report risk, and also in monitoring corporate actions so as to minimize inappropriate levels of risk. The Board of Directors as a whole is also responsible for overseeing strategic and enterprise risk. A discussion of risks that the Company faces is conducted at regularly scheduled meetings of the Board of Directors and committee meetings.

Meetings of Independent Directors

Directors who are independent under the NASDAQ Capital Market listing standards and applicable laws and regulations do not meet in separate committee; rather, the independent directors hold discussions among them without the presence of management in conjunction with meetings of the Audit Committee and Compensation Committee, as they deem necessary.

Code of Ethics

The Company has adopted a code of ethics that applies to all of the employees, including the chief executive officer and chief financial and accounting officer. The code of ethics is posted on the Investor Relations page of its website at www.tsrconsulting.com. The Company intends to post on its website all disclosures that are required by law or NASDAQ Capital Market listing standards concerning any amendments to, or waivers from, the Company’s code of ethics. Stockholders may request a free copy of the code of ethics by writing to Corporate Secretary, TSR, Inc., 400 Oser Avenue, Hauppauge, NY 11788. Disclosure regarding any amendments to, or waivers from, provisions of the code of ethics that apply to the Company’s directors or principal executive and financial officers will be included in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the NASDAQ Capital Market and the Securities and Exchange Commission.

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Stockholder Nominations

Under the Company’s By-laws a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. Among other requirements, these procedures require any nomination or proposed item of business to be submitted in writing to the Company’s Corporate Secretary at its principal executive offices. The Company must receive the notice of a stockholder’s intention to introduce a nomination or proposed item of business at an annual meeting no later than 75 days nor more than 120 days prior to the anniversary date of the prior year’s annual meeting. However, if the annual meeting is scheduled to be held on a date more than 30 days before the anniversary date or more than 60 days after the anniversary date, a stockholder’s notice must be given not later than the later of (i) the 75th day prior to the scheduled date of the annual meeting or (ii) the 15th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

Stockholder Communications with Directors

Generally, stockholders who have questions or concerns should contact the Company’s Corporate Secretary at (631) 231-0333. Any stockholder who wishes to address questions regarding the Company’s business directly with the Board of Directors, or any individual director, should direct his or her questions, in writing, in care of the Company’s Secretary, at the Company’s offices at 400 Oser Avenue, Hauppauge, NY 11788.

Biographical information of Directors and Executive Officers

Biographical information of Mr. James J. Hill and Mr. Christopher Hughes is included under PROPOSAL 1 – ELECTION OF DIRECTORS above.

Mr. Joseph F. Hughes has served as the Chairman, President, Chief Executive Officer and Treasurer of the Company and as a director of the Company since 1969. His current term as a director expires at the 2015 annual meeting of stockholders, and his term as Chairman, President, Chief Executive Officer and Treasurer expires at such time as his successor(s) is duly appointed and qualifies. From 1953 until forming the Company in 1969, Mr. Hughes was employed by International Business Machines Corporation (“IBM”) in various systems engineering, marketing and administrative positions. Immediately prior to his employment with the Company, Mr. Hughes was responsible for managing the market and technical sales group serving colleges and universities with IBM in Long Island and Westchester County, New York. The Company believes that Mr. Joseph Hughes’ long experience with Company and extensive knowledge of the Company’s business and the contract computer programming industry make him a valuable member of the Company’s Board of Directors.

Mr. Robert A. Esernio has served as a director of the Company since April 2001. His current term as a director expires at the 2016 annual meeting of stockholders. From 1969 through 1990, Mr. Esernio was a partner in the international accounting and consulting firm of Grant Thornton LLP. Mr. Esernio was also a professor of Accounting at St. John’s University and Long Island University from 1958 through 1985 when he retired with Emeritus status. Mr. Esernio received a Bachelor of Business Administration Degree, Magna Cum Laude from St. John’s University in 1956 and a Master of Business Administration Degree from New York University in 1963. Mr. Esernio’s experience as an independent public accountant, particularly his experience with the review and audit of financial statements of public companies, and his knowledge of the Company derived from his long service as a director make him well qualified to serve as a member of the Company’s Board of Directors.

Mr. Raymond A. Roel has served as a director of the Company since January 2005.  His current term as a director expires at the 2015 annual meeting of stockholders.  Beginning in July 2013, Mr. Roel became a principal of Ray Roel Consulting LLC, and previously served as the Internal Communications Director of McCann Worldgroup, a unit of Interpublic Group of Companies, Inc., since 1996.  Mr. Roel is a 1977 graduate of Brown University with a B.A. in Semiotics (linguistics).  The Company believes that Mr. Roel’s experience in business, including his background in marketing and corporate communications, make him well qualified to serve as a member of the Company’s Board of Directors.

Mr. John G. Sharkey has served as the Vice President, Finance, Controller and Secretary of the Company since 1990. Mr. Sharkey received a Masters Degree in finance from Adelphi University and has received his Certified Public Accountant certification from the State of New York. From 1987 until joining the Company in October 1990, Mr. Sharkey was Controller of a publicly held electronics manufacturer. From 1984 to 1987, he served as Deputy Auditor of a commercial bank, having responsibility over the internal audit department. Prior to 1984, Mr. Sharkey was employed by KPMG LLP as a senior accountant.

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Executive Compensation

The following table sets forth information concerning the annual and long-term compensation of the named executive officers for services in all capacities to the Company for the years ended May 31, 2014 and 2013. The named executive officers are (1) Joseph F. Hughes, Chairman, President, Chief Executive Officer and Treasurer, (2) John G. Sharkey, Vice President, Finance, and (3) Christopher Hughes, Senior Vice President. Mr. Joseph Hughes, Mr. Sharkey and Mr. Christopher Hughes are referred to in this Proxy Statement as the “Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Joseph F. Hughes President and Chief Executive	2014	$500,000	$-	-	-	-	-	$47,000	(1)	$547,000
Officer	2013	$500,000	$-	-	-	-	-	$47,000	(1)	$547,000

John G. Sharkey Vice President,	2014	$244,000	$50,000	-	-	-	-	$7,000	(2)	$301,000
Finance	2013	$200,000	$50,000	-	-	-	-	$8,000	(2)	$258,000

Christopher Hughes Sr. Vice	2014	$300,000	$100,000	-	-	-	-	$45,000	(3)	$445,000
President	2013	$300,000	$100,000	-	-	-	-	$42,000	(3)	$442,000

(1)	Of these amounts, $17,000 and $14,000 related to Mr. Joseph Hughes’ personal use of an automobile provided by the Company for the 2014 and 2013 fiscal years; $21,000 and $19,000 was paid to Mr. Joseph Hughes for a country club membership for the 2014 and 2013 fiscal years, respectively; and $9,000 and $14,000 was paid to Mr. Joseph Hughes for premiums for medical insurance benefits for the 2014 and 2013 fiscal years, respectively.
(2)	Amounts related to Mr. Sharkey’s personal use of an automobile provided by the Company.
(3)	Of these amounts, $3,000 related to Mr. Christopher Hughes’ personal use of an automobile provided by the Company for each of the 2014 and 2013 fiscal years; and $42,000 and $39,000 was paid to Mr. Christopher Hughes for premiums for medical insurance benefits for the 2014 and 2013 fiscal years, respectively.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards at the end of fiscal 2014.

Employment Agreements and Arrangements

Mr. Joseph Hughes was compensated at a base salary of $500,000 per annum during the fiscal year ended May 31, 2014. In addition, pursuant to an unwritten employment agreement between Mr. Hughes and the Company, Mr. Hughes is entitled to an annual bonus in an amount equal to (a) 4% of the Company’s pre-tax profits up to the first $1,000,000 and (b) 6% of the Company’s pre-tax profits in excess of $1,000,000. As set forth in the Summary Compensation Table above, no annual bonus was paid to Mr. Hughes for the fiscal year ended May 31, 2013 or the fiscal year ended May 31, 2014.

In June 2010, the Company entered into an employment agreement with Mr. John G. Sharkey, which terminates May 31, 2015. The employment agreement provided for an initial annual base salary of $175,000 (which was increased to $200,000 in July 2011), subject to increase in the discretion of the President of the Company, and an annual bonus determined by the Compensation Committee in its discretion upon recommendation of the President based on Mr. Sharkey’s individual performance and the Company’s overall performance in such year. In July 2013, Mr. Sharkey’s annual base salary was increased to $250,000, which increase was approved by the Board of Directors upon the recommendation of the Compensation Committee. As set forth in the Summary Compensation Table above, the Company paid an annual bonus to Mr. Sharkey in the amount of $50,000 for each of the fiscal years ended May 31, 2014 and 2013.

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In March 2012, the Company entered into an employment agreement with Mr. Christopher Hughes, which terminates February 28, 2017. The employment agreement provides for an annual base salary of $300,000 and an annual bonus to be approved by the Compensation Committee in its discretion. As set forth in the Summary Compensation Table above, the Compensation Committee approved, and the Company paid, an annual bonus to Mr. Hughes in the amount of $100,000 for each of the fiscal years ended May 31, 2014 and 2013. The bonus paid to Mr. Hughes for the 2014 fiscal year was based on the Company’s improved operating results for fiscal 2014 and Mr. Hughes’ contribution toward such improvement.

Payments in Connection with Termination of Employment and Change in Control

Mr. Christopher Hughes’ employment agreement provides that if the Company terminates Mr. Hughes’ employment with the Company for any reason other than for “cause” or Mr. Hughes’ disability as such terms are defined therein, he is entitled to receive a severance payment equal two (2) years base salary, payable in equal semi-monthly installments and all employee benefits for twenty-four (24) months at the Company’s expense. Mr. Hughes’ employment further provides that if his employment with the Company is terminated without cause during the six-month period prior to, or within one year after, a “change in control” of the Company as such term is defined therein, he is entitled to receive a lump sum payment equal to (i) two (2) times his current base salary plus (ii) two (2) times his bonus for the then current fiscal year, or if that amount cannot be determined, two (2) times the amount of the bonus paid to him for the prior fiscal year, and all employee benefits for a period of twenty-four (24) months after termination.

Mr. John Sharkey’s employment agreement provides that if he terminates his employment with the Company in connection with a “change in control” of the Company as such term is defined therein, he is entitled to receive (i) his full salary through the date of termination, (ii) an amount equal to two (2) times his current base salary, (iii) the pro rata portion of the annual bonus to which he is entitled for the then current year pro rated through the date of termination, or if such amount cannot be determined, the pro rata portion of the annual bonus paid for the preceding year through the date of termination, (iv) an amount equal to two (2) times the annual bonus payable to him for the then current year, or if such amount cannot be determined, two (2) times the amount of the annual bonus paid to him for the prior year, and (v) all employee benefits for a period of two years after termination.

Director Compensation

The following table sets forth information concerning the compensation of the non-employee directors of the Company for the fiscal year ended May 31, 2014:

Name	Fees Earned Or Paid In Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Robert A. Esernio	$20,000	-	-	-	-	-	$20,000
James J. Hill	$10,000	-	-	-	-	-	$10,000
Raymond A. Roel	$10,000	-	-	-	-	-	$10,000

For their service, members of the Board of Directors who are not salaried employees of the Company received an annual retainer of $10,000, payable quarterly during fiscal 2014. Mr. Esernio received an additional annual retainer of $10,000 for his services as Audit Committee Chairman.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company was not a participant in any transaction since the beginning of the 2014 fiscal year in which any related person had a direct or indirect material interest and in which the amount involved exceeded the lesser of $120,000 or 1% of the average of the Company’s total assets at the end of each of the Company’s two prior fiscal years, and no such transactions are currently proposed.

Mr. Joseph F. Hughes would be deemed to be a parent of the Company due to his beneficial ownership of 46.9% of the outstanding Common Stock of the Company at September 12, 2014 and his positions as President and Chief Executive Officer.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the 2014 Fiscal Year with the Company’s management. The Audit Committee has separately discussed with CohnReznick LLP, the Company’s independent registered public accounting firm for the 2014 Fiscal Year, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has also received the written disclosures and the letter from CohnReznick LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with CohnReznick LLP the independence of that firm from the Company.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the 2014 Fiscal Year for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Robert A. Esernio, Chairman	James J. Hill	Raymond A. Roel

COMPLIANCE WITH SECTON 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”). Officers, directors and greater than ten percent Stockholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended May 31, 2014, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

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PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

CohnReznick LLP has been appointed by the Company's Audit Committee and Board of Directors as the independent registered public accounting firm for the Company to audit and report on the Company’s consolidated financial statements for the fiscal year ending May 31, 2015. CohnReznick LLP audited and reported on the Company's consolidated financial statements for the fiscal year ended May 31, 2014. The Company expects that a representative of CohnReznick LLP will be present at the Annual Meeting with an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The appointment of CohnReznick LLP as the Company’s independent registered public accounting firm will be ratified if it receives the affirmative vote of the holders of a majority of shares of the Company's Common Stock present at the Annual Meeting, in person or by proxy. Submission of the appointment of the independent registered public accounting firm to the stockholders for ratification will not limit the authority of the Audit Committee and Board of Directors to appoint another accounting firm to serve as the independent registered public accounting firm if the present accountants resign or their engagement is otherwise terminated. If the stockholders do not ratify the appointment of CohnReznick LLP at the Annual Meeting, the selection of CohnReznick LLP may be reconsidered by the Audit Committee and Board of Directors. The Audit Committee is responsible for approving engagement of the independent registered public accounting firm to render audit or non-audit services prior to the engagement of the accountants to render such services.

The Board of Directors unanimously recommends a vote in favor of the approval of the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accountants for the fiscal year ending May 31, 2015.

AUDIT FEES

The aggregate fees billed by CohnReznick LLP for professional services related to the audit of the Company’s consolidated financial statements and the review of the consolidated condensed financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal years ended May 31, 2014 and 2013 were $67,400 and $65,500, respectively.

AUDIT RELATED FEES

There were no fees billed by CohnReznick LLP for audit related services for the fiscal years ended May 31, 2014 or 2013.

TAX FEES

There were no fees billed by CohnReznick LLP for tax compliance, tax advice and tax planning during the fiscal years ended May 31, 2014 or 2013.

ALL OTHER FEES

There were no fees billed by CohnReznick LLP related to any other non-audit services for the fiscal years ended May 31, 2014 or 2013.

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STOCKHOLDER PROPOSALS

Any proposal by a stockholder of the Company intended to be presented at the 2015 Annual Meeting of Stockholders must be received by the Company at its principal executive office not later than July 7, 2015 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

FORM 10-K ANNUAL REPORT

UPON WRITTEN REQUEST BY ANY STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING, THE COMPANY WILL FURNISH THAT PERSON, WITHOUT CHARGE, WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 2014, WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. IN THE EVENT THAT EXHIBITS TO SUCH FORM 10-K ARE REQUESTED, A FEE WILL BE CHARGED FOR REPRODUCTION OF SUCH EXHIBITS. If the person requesting the report was not a stockholder of record on October 30, 2014, the request must contain a good faith representation that the person making the request was a beneficial owner of the Company's stock at the close of business on such date. Requests should be addressed to Mr. John G. Sharkey, Secretary, TSR, Inc., 400 Oser Avenue, Hauppauge, NY 11788.

HOUSEHOLDING

The Company has adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, the Company is delivering only one copy of the Annual Report and Proxy Statement to multiple stockholders who share the same mailing address and have the same last name, unless the Company has received contrary instructions from an affected stockholder. This procedure reduces the Company’s printing costs, mailing costs and fees. Stockholders who participate in householding will continue to receive separate proxy cards.

The Company will deliver promptly upon written or oral request a separate copy of the Annual Report and the Proxy Statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the Annual Report or Proxy Statement, you may write to Mr. John G. Sharkey, Secretary, TSR, Inc., 400 Oser Avenue, Hauppauge, NY 11788, or call (631) 231-0333.

OTHER BUSINESS SOLICITATION AND EXPENSES OF SOLICITATION

The Board of Directors does not know of any other matters to be brought before the Annual Meeting, except those set forth in the notice thereof. If other business is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

The cost of preparing this Proxy Statement and all other costs in connection with this solicitation of proxies for the Annual Meeting of Stockholders are being borne by the Company. In addition to solicitation by mail, the Company's directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail, facsimile and personal interviews. Brokers, custodians, and fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of Common Stock held in their names, and the Company will reimburse them for their out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Your cooperation in giving this matter your immediate attention and in returning your proxies will be appreciated.

By Order of the Board of Directors,

John G. Sharkey, Secretary

November 3, 2014

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PROXY CARD

TSR, Inc.

400 OSER AVENUE

HAUPPAUGE, NEW YORK 11788

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 10, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JOSEPH F. HUGHES and CHRISTOPHER HUGHES or either of them, each with full power of substitution, proxies of the undersigned to vote all shares of common stock of TSR, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on the 10th of December, 2014 at 9:00 a.m., at the offices of the Company at 400 Oser Avenue, Suite 150, Hauppauge, New York, and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat. Said proxies are instructed to vote as follows:

1.	ELECTION OF DIRECTORS:

James J. Hill for a three (3) year term as Class II Director:                   FOR __ WITHHOLD VOTE __

Christopher Hughes for a three (3) year term as Class II Director:       FOR __ WITHHOLD VOTE __

2.	RATIFICATION OF APPOINTMENT OF COHNREZNICK LLP AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTANTS FOR THE 2015 FISCAL YEAR:

FOR __ AGAINST __ ABSTAIN __

3.	In accordance with their best judgment with respect to any other business that may properly come before the Annual Meeting.

(Continued and to be signed on the reverse side.)

Proxy Card

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ABOVE PROPOSALS.

Receipt is acknowledged of the Notice and Proxy Statement relating to this meeting.

Dated:_______________________________________, 2014

Signature

Signature

Please sign as name(s) appear(s) hereon. Proxies should be dated when signed. When signing as attorney, executor, administrator, trustee or guardian, the full title of such should be given. Only authorized officers should sign for a corporation. If shares are registered in more than one name, each joint owner should sign.